Filed Pursuant to Rule 497(e)
                                               File Nos. 33-46479 and 811-06602.

Supplement dated March 18, 2004
to Prospectus dated November 1, 2003


                                     [LOGO]
                       The Preferred Group of Mutual Funds
                                 1-800-662-4769
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                             www.PreferredGroup.com



     PREFERRED VALUE FUND SUBADVISORY ARRANGEMENTS

         It is expected that on or about March 31, 2004, (i) MFS Institutional Advisors Inc. ("MFS") will be terminated as a subadviser to the portion of the Preferred Value Fund (the "Fund") that it currently manages and (ii) pursuant to an interim subadviser agreement (the "Interim Agreement"), Lord Abbett & Co. LLC ("Lord Abbett") will assume subadvisory responsibility for the portion of the Fund formerly managed by MFS and will manage the Fund as described below. The Interim Agreement is expected to terminate on or before August 28, 2004, at which time it is expected that Lord Abbett will continue to manage its portion of the Fund pursuant to a subadviser agreement that has been approved by the shareholders of the Fund.

         Although MFS will be replaced by Lord Abbett as a subadviser to the Fund, Pacific Financial Research, Inc. ("PFR") will continue to serve as subadviser to its portion of the Fund pursuant to its existing subadviser agreement and will continue to manage its portion of the Fund in the same manner. Unless otherwise noted below, the objective, strategies, risks, guidelines and restrictions applicable to the Fund will remain unchanged.

         Lord Abbett and PFR will each manage approximately one-half of the Fund's assets (although these proportions may vary due to differential performance). All amounts received by the Fund for sales of its shares and paid by the Fund for redemptions of its shares will be split evenly between Lord Abbett and PFR.

         INVESTMENT STRATEGIES OF LORD ABBETT

         Lord Abbett primarily purchases equity securities of large, seasoned, U.S. and multinational companies that are believed to be undervalued. Equity securities may include common stocks, preferred stocks, convertible securities, warrants and similar instruments.

         In selecting investments, Lord Abbett attempts to invest in securities selling at reasonable prices in relation to its assessment of their potential value. Lord Abbett believes that a high level of capital appreciation may be derived from an actively managed, diversified portfolio of such investments. Lord Abbett uses a continuous and dynamic investment process in building the portfolio for the Fund. The process involves several elements that interact on an ongoing basis:

     o    Lord Abbett  uses  quantitative  research  to assist in its  valuation
          analysis  to  identify   stocks   believed  to  represent   attractive
          valuations.

     o Lord Abbett uses fundamental research to learn about a company's operating environment, resources and strategic plans and to assess its prospects for exceeding earnings expectations. Lord Abbett identifies companies believed to have the strongest fundamentals relative to valuations.

     o Lord Abbett looks for positive factors in a company's near-term outlook that are believed to be likely to improve the value of the company's stock price. Among the factors that could be considered are new, improved or unique products or services, changes in the company's management, a business strategy not yet recognized by the marketplace or similar conditions.

     o Once the Fund's portfolio is constructed, Lord Abbett seeks to maintain ongoing awareness of its principal emphasis and themes, with respect to the recognized value benchmarks and the effects of its strategic decisions.
                                                                     (continued)

         Lord Abbett generally sells a stock when it thinks the stock seems less likely to benefit from the current market and economic environment, shows deteriorating fundamentals, or has reached Lord Abbett's valuation target.

         General

         Although the Fund intends to invest primarily in the equity securities of large- and mid- capitalization U.S. companies, it may invest in securities issued by foreign companies (including American Depository Receipts), securities of any market capitalization and derivatives.

         INVESTMENT ADVISER AND PORTFOLIO MANAGERS

         Lord Abbett is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation's oldest mutual fund complexes, with assets under management of approximately $72 billion in more than 40 mutual funds and other advisory accounts as of December 31, 2003.

         The day-to-day management of the Fund's investments will be the responsibility of a team of investment management professionals. The senior members of the team are: Sholom Dinsky, Robert G. Morris, Eli M. Salzmann and Kenneth G. Fuller. Messrs. Dinsky, Morris and Salzmann are Partners of Lord Abbett. Messrs. Salzmann and Morris have been with Lord Abbett since 1997 and 1991, respectively. Mr. Dinsky joined Lord Abbett in 2000 from Prudential Investments, where he served as Managing Director of Prudential Asset Management. Mr. Fuller, Investment Manager - Large Cap Value, joined Lord Abbett in 2002 from Pioneer Investment Management, Inc., where he served as Portfolio Manager and Senior Vice President from 1999 to 2002. Prior thereto, he served as a Principal of Manley, Fuller Asset Management.

         Lord Abbett is structured as a limited liability company. It is owned by forty-six individuals who fully participate in the management and operation of the firm's investment activities. The partners serve as the firm's management committee with responsibility for setting the firm's business strategies and directing the firm's business efforts.

         TRANSITION PERIOD

         Lord Abbett intends to employ investment strategies that are different than those currently employed by MFS to manage its portion of the Fund. As a result, the composition of that portion of the Fund's investments will change. The portfolio turnover resulting from these changes will involve brokerage commissions and other transaction costs on the sale of securities and reinvestment in other securities that will be borne directly by the Fund. In addition, any net gains arising from such sales (as increased by net gains or reduced by net losses otherwise recognized during the balance of the Fund's current taxable year, whether before or after the replacement of MFS with Lord Abbett, and also as reduced by any available capital loss carryforwards) will potentially result in additional taxable distributions to Fund shareholders during 2004. The portfolio turnover thus may result in shareholders receiving taxable income or gains sooner than if no such replacement had occurred. All of these may lower the Fund's after-tax return to shareholders.

         In order to permit Lord Abbett to begin managing its portion of the Fund pursuant to its investment strategies on April 1, 2004, Caterpillar Investment Management Ltd. ("CIML"), the Fund's investment manager, expects to retain a transition manager ("Transition Manager"). The Transition Manager will assist CIML for a brief period (expected to be no more than two weeks) in transitioning the portion of the Fund's holdings attributable to MFS so that, on or before April 1, 2004, the portion of the Fund to be managed by Lord Abbett will be composed of those securities specified by Lord Abbett. During this transition period, the Fund will use the proxy voting policies and procedures of CIML to determine how to vote proxies relating to securities held by the portion of the Fund previously subadvised by MFS. The Transition Manager will not be empowered to determine the securities to be bought or sold by the Fund, but rather will strive to assist in implementing the new strategies as efficiently as possible. During this transition period, in order to maintain the Fund's exposure to the equity markets, the Fund may utilize derivatives such as S&P 500 futures contracts or purchase shares of iShares S&P 500/Barra Value Index Fund. Any fees of the Transition Manager will be paid by CIML.

                                                                0007-1012 3/04

                                             Filed Pursuant to Rule 497(e)
                                             File Nos. 33-46479 and 811-06602.



                                     [LOGO]
                       THE PREFERRED GROUP OF MUTUAL FUNDS
                                 1-800-662-4769
                                  P.O. Box 8320
                              Boston, MA 02266-8320
                             www.PreferredGroup.com

                         Supplement dated March 18, 2004
                                     to the
                       Statement of Additional Information
                             dated November 1, 2003

         Effective immediately, the disclosure in the Statement of Additional Information in the section captioned "Miscellaneous Investment Practices" is revised to incorporate the following subsection:

         Municipal Bonds. Municipal bonds are generally issued by states and local governments and their agencies, authorities and other instrumentalities. Municipal bonds include bonds issued to obtain funds for various public purposes, including constructing a wide range of public facilities, such as bridges, highways, housing, hospitals, mass transportation, schools and streets. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, the obtaining of funds for general operating expenses and the making of loans to other public institutions and facilities. In addition, certain types of industrial development bonds ("IDBs") and private activity bonds ("PABs") are issued by or on behalf of public authorities to finance various privately operated facilities, including certain pollution control facilities, convention or trade show facilities, and airport, mass transit, port or parking facilities.

         Municipal bonds also include short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes and other forms of short-term debt obligations. Such notes may be issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues. Municipal bonds also include municipal lease obligations and certificates of participation. Municipal lease obligations, which are issued by state and local governments to acquire land, equipment and facilities, typically are not fully backed by the municipality's credit, and, if funds are not appropriated for the following year's lease payments, a lease may terminate, with the possibility of default on the lease obligation and significant loss to a fund. Certificates of participation are participations in municipal lease obligations or installment sales contracts. Each certificate represents a proportionate interest in or right to the payments made.

         The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. "General obligation" bonds are secured by the issuer's pledge of its faith, credit and taxing power. "Revenue" bonds are payable only from the revenues derived from a particular facility or class of facilities or from the proceeds of a special excise tax or other specific revenue source such as the corporate user of the facility being financed. IDBs and PABs are usually revenue bonds and are not payable from the unrestricted revenues of the issuer. The credit quality of IDBs and PABs is usually directly related to the credit standing of the corporate user of the facilities.

         The ability of state, county or local governments to meet their obligations will depend primarily on the availability of tax and other revenues to those governments and on their fiscal conditions generally. The amounts of tax and other revenues available to governmental issuers may be affected from time to time by economic, political and demographic conditions within or outside of the particular state. In addition, constitutional or statutory restrictions may limit a government's power to raise revenues or increase taxes. The availability of federal, state and local aid to issuers of municipal securities may also affect their ability to meet their obligations. Payments of principal and interest on revenue bonds will depend on the economic condition of the facility or specific revenue source from whose revenues the payments will be made. The facility's economic status, in turn, could be affected by economic, political and demographic conditions affecting the particular state.

         Effective immediately, the disclosure contained in the first and second paragraphs of the section captioned "How Net Asset Value is Determined" is revised to read, in its entirety, as follows:

         As described in the text of the Prospectus following the caption "Determination of Net Asset Value and Pricing," the net asset value of shares of each Fund of the Trust will be determined once on each day on which the New York Stock Exchange is open, as of the close of regular trading on the Exchange. The Trust expects that the days, other than weekend days, that the Exchange will not be open are New Year's Day, Rev. Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities and other assets for which market quotations are readily available are valued at market value, which is generally determined on the basis of last reported sales price. If no sales are reported or if more reliable market data is available, market value is generally determined based on quotes or closing prices (such as the NASDAQ Official Closing Price) obtained from a quotation reporting system, established market makers, or reputable pricing services. Portfolio debt securities having a remaining maturity of more than 60 days are valued based on quotes obtained from reputable pricing services, which quotes reflect broker-dealer supplied market valuations and, if necessary, electronic data processing techniques. If the pricing services are unable to provide such quotes for portfolio debt securities, the most recent bid quotation supplied by an established market maker is used. Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Portfolio securities and other assets initially valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from pricing services (normally determined at the close of the London market). Money market accounts managed by the Trust's custodian are valued based on the value of the underlying assets in the money market accounts; the value of such assets will be calculated by the custodian pursuant to the custodian's valuation procedures. Portfolio debt securities having remaining maturities of 60 days or fewer and securities held in the Money Market Fund portfolio are valued at amortized cost. The amortized cost value of a security is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity, regardless of the effect of fluctuating interest rates on the market value of the instrument. Although the amortized cost method provides certainty in valuation, it may result at times in determinations of value that are higher or lower than the price the Fund would receive if the instruments were sold. Consequently, changes in the market value of portfolio instruments during periods of rising or falling interest rates will not be reflected either in the computation of the net asset value of the Fund's portfolio or, in the case of the Money Market Fund, in the daily computation of net income.

         As described in the Prospectus, certain securities and assets of the Funds are valued at fair value as determined in good faith by the Trustees or by persons acting at their direction. The fair value of any securities from time to time held by any Fund of the Trust for which no market quotes are readily available is determined in accordance with procedures approved by the Trustees. The Trustees, however, are ultimately responsible for such determinations. The fair value of such securities is generally the price which the Trust could reasonably expect to receive upon a security's current sale. Consideration may be given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors may be considered, including, but not limited to, (i) the value of other financial instruments, including derivative securities, traded on other markets or among dealers; (ii) trading volumes on markets, exchanges, or among dealers; (iii) values of baskets of securities traded on other markets, exchanges, or among dealers; (iv) changes in interest rates;
         (v) observations from financial
         institutions; (vi) government (domestic or foreign) actions or pronouncements; (vii) other news events; and (viii) with respect to securities traded on foreign markets, the value of foreign securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to baskets of foreign securities, such as WEBs.

         Effective immediately, the disclosure contained in the first paragraph of the subsection entitled "Committees" in the section captioned "Management of the Trust" is revised to read, in its entirety, as follows:

         The Trust has a Nominating Committee and a Compensation Committee, both of which are comprised of each of the Independent Trustees. The primary purpose of the Compensation Committee is the setting of compensation for the Independent Trustees. The primary purposes of the Nominating Committee are to nominate candidates for election to the Board of Trustees, to evaluate the qualifications of trustee candidates, to re-evaluate Trustees upon changes in their profession or employer and to set any necessary standards or qualifications for service on the Board of Trustees. It is the policy of the Nominating Committee to consider Trustee nominees recommended by shareholders. The procedures by which shareholders can submit nominee recommendations to the Nominating Committee are set forth in Appendix D to this Statement of Additional Information. The Compensation Committee and Nominating Committee did not meet during the fiscal year ended June 30, 2003.

         Effective immediately, the disclosure contained in the third full paragraph of the subsection titled "Committees" in the section captioned "Management of the Trust" is revised to read, in its entirety, as follows:

         The Audit Committee consists of Gary M. Anna, William F. Bahl and Dixie
         L. Mills. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and practices of the Trust and, among other things, considers the selection of independent public accountants for the Trust and the scope of the audit and approves all significant services proposed to be performed by those accountants on behalf of the Trust.

         Effective immediately, the disclosure contained in Appendix C is modified to include the following:

                     CATERPILLAR INVESTMENT MANAGEMENT LTD.
                      PROXY VOTING POLICIES AND PROCEDURES

                            CIML Proxy Voting Policy

The following policy has been approved by the President of CIML and the CIML Investment Committee effective May 16, 2003. This policy replaces the CIML Proxy Voting Policy adopted November 1, 1995. Portfolio Management staff will be responsible for prudent periodic review of the policy for suitability. Proxy voting decisions will be made in accordance with the best investment interests and stated objectives of the investor or beneficiary account. Proxy voting decisions will be made by the appropriate portfolio manager with responsibility for the account. A Proxy Voting Card will be completed and signed by a portfolio manager. A photocopy of the Proxy Voting Card will be filed by date and by account. All Proxy Voting Cards will be summarized continuously for reporting as needed.

CIML's Policy will be to generally vote in favor of:

I.       The election of directors, assuming:

A. there is no known reason for opposing any nominee. B. the election is not contested.

II.      The approval of auditors, assuming a reputable firm is proposed.

III.     Approval of authorization to issue additional stock for:

A.       stock dividends and stock splits.

B. stock option or stock purchase plans (so long as the sum of the additional shares plus shares reserved under existing plans and option shares granted but not exercised does not exceed 15% of the total shares outstanding and the exercise price is not less than 85% of the current market value at the time of the grant).

IV. Authorization of additional stock for acquisitions or for financing general capital expenditures.

V. Authorization of a new class of stock that gives the board of directors authority to fix voting rights and other terms, but no more than one vote for each share and absent any proposal for issuance of the stock.

VI. Provisions regarding indemnification of officers and directors covering only future actions.

VII. Investment fund advisor contracts establishing management fees at 100 bp or less of the net asset value.

VIII. Proposals requiring stockholder approval for the repurchase of company stock at an above market price from a significant share holder (generally greater than 5% of total outstanding shares).

IX. Increasing the required vote to a super-majority for approving mergers and other business combinations.

X. Increasing the required vote to a super-majority for approving charter amendments.

XI. Reasonable restrictions that require a super-majority, or cause to be shown, on the right to remove directors.

XII.     Classification of the board of directors.

XIII. The elimination of action by written consent of less than all of the shareholders.

XIV. Prospective limitations on the liability of directors for damage for breach of duty of care to the extent the limitations do not violate applicable law.

XV. Reincorporation in states having more flexible or thoroughly interpreted corporation laws.

XVI. Limitation on membership of audit and compensation committees to only outside directors.

XVII. Proposals opposing change-of-control severance agreements for management if the agreement provides for payments that would exceed amounts deductible by the Company or contain tax gross-up provisions.

XVIII.   Proposals to establish performance based executive compensation programs that are designed to meet the requirements of the IRS Code and preserve the deductibility of compensation for covered employees in excess of $1 million and other compensation and/or benefit proposals for executives absent evidence of poor performance in the Company's share price or by the executives in question.

XIX. Such other business as may come before the meeting, provided no present knowledge of any specific matter exists.

CIML's Policy will be to generally vote against:

I. Increasing the required vote for approval of mergers and other combinations to more than two-thirds of the outstanding shares unless coupled with a `fair price' provision.

II. Increasing the required vote for approval of amendments to the charter to more than two-thirds of the outstanding shares, except with respect to amending a `fair price' provision.

III.     Ratification of all past acts of officers and directors.

IV. Shareholder proposals opposed by management which appear to be unreasonable or unnecessary.

V. Authorizing a new class of stock which gives the board of directors unlimited authority to fix voting rights and other terms.

VI. Dual class stock proposals where public shareholders are issued stock having no or lower voting rights if the effect is to provide insiders or a small group of shareholders with voting power that is substantially disproportionate to their equity interests, unless such stock is issued in a transaction such as an acquisition that has a significant business purpose other than affecting control.

CIML will treat conflicts of interest between CIML and accounts as follows:

I. CIML shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the account on the one hand and CIML and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). CIML shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy.

II. If CIML determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable account and CIML's other accounts (excluding any account that may have a potential conflict).

III. Without limiting the generality of the foregoing, CIML may resolve a potential conflict in any of the following manners:

A. If the proposal that gives rise to a potential conflict is specifically addressed in CIML's Proxy Voting Policies and Procedures, CIML may vote the proxy in accordance with the predetermined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such predetermined policies and guidelines involve little discretion on the part of CIML.

B. CIML may disclose the potential conflict to the account and obtain the account's consent before directing CIML to vote in the manner approved by the account.

C. CIML may engage an independent third-party to determine how the proxy should be voted; or

D. CIML may establish an ethical wall or other information barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker.

IV. CIML shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of CIML's senior account representatives actually knew or reasonably should have known of the potential conflict.

                              LORD ABBETT & CO. LLC
                      PROXY VOTING POLICIES AND PROCEDURES

                                                               November 21, 2003

                             LORD, ABBETT & CO. LLC

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

         Lord Abbett has a Proxy Committee responsible for establishing voting policies and for the oversight of its proxy voting process. Lord Abbett's Proxy Committee consists of the portfolio managers of each investment team and certain members of those teams, the Director of Equity Investments, the Firm's Managing Member and its General Counsel. Once policy is established, it is the responsibility of each investment team leader to assure that each proxy for that team's portfolio is voted in a timely manner in accordance with those policies. A written file memo is delivered to the proxy administrator in each case where an investment team declines to follow a recommendation of a company's management. Lord Abbett has retained Institutional Shareholder Services ("ISS") to analyze proxy issues and recommend voting on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.

         The Boards of Directors of each of the Lord Abbett Mutual Funds established several years ago a Proxy Committee, composed solely of independent directors. The Funds' Proxy Committee Charter provides that the Committee shall
(i) monitor the actions of Lord Abbett in voting securities owned by the Funds;
(ii) evaluate the policies of Lord Abbett in voting securities; (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

         There have unfortunately been far too many examples of corporate governance failures during the last two years, including the failure to deal fairly in conflict of interest situations. Lord Abbett is a privately-held firm, and we conduct only one business: we manage the investment portfolios of our clients. We are not part of a larger group of companies conducting diverse financial operations. We would therefore expect, based on our past experience, that the incidence of an actual conflict of interest involving Lord Abbett's proxy voting process would be quite rare. Nevertheless, if a potential conflict of interest were to arise, involving one or more of the Lord Abbett Funds, where practicable we would disclose this potential conflict to the affected Funds' Proxy Committees as described below under "Specific Procedures for Potential Conflict Situations", and seek instructions from those Committees on how to proceed. If it were not practicable to seek instructions from those Committees, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow a recommendation of ISS. If such a conflict arose with any other client, Lord Abbett would simply follow its proxy voting policies or, if the particular issue was not covered by those policies, we would follow the recommendation of ISS.

SPECIFIC PROCEDURES FOR POTENTIAL CONFLICT SITUATIONS

Situation 1. Fund Independent Board Member on Board (or Nominee for Election to Board) of Publicly Held Company Owned by a Lord Abbett Fund.

         Lord Abbett will compile a list of all publicly held companies where an Independent Board Member serves on the board of directors, or has indicated to Lord Abbett that he is a nominee for election to the board of directors (a "Fund Director Company"). If a Lord Abbett Fund owns stock in a Fund Director Company, and if Lord Abbett has decided not to follow the proxy voting recommendation of ISS, then Lord Abbett shall bring that issue to the Fund's Proxy Committee for instructions on how to vote that proxy issue.

         The Independent Directors have decided that the Director on the board of the Fund Director Company will not participate in any discussion by the Fund's Proxy Committee of any proxy issue for that Fund Director Company or in the voting instruction given to Lord Abbett.

Situation 2. Lord Abbett has a Significant Business Relationship with a Company.

         Lord Abbett will compile a list of all publicly held companies (or which are a subsidiary of a publicly held firm) which have a significant business relationship with Lord Abbett (a "Relationship Firm"). A "significant business relationship" for this purpose means: (a) a broker dealer firm which sells one percent or more of the Lord Abbett Funds' total shares for the last 12 months; (b) a firm which is a sponsor firm with respect to Lord Abbett's Private Advisory Services business; or (c) an institutional client which has an investment management agreement with Lord Abbett.

         For any proxy issue involving a Relationship Firm, Lord Abbett shall seek instruction from the Fund's Proxy Committee on how to vote.

                       SUMMARY OF PROXY VOTING GUIDELINES

         Lord Abbett generally votes in accordance with management's recommendations on the election of directors, appointment of independent auditors, changes to the authorized capitalization (barring excessive increases) and most shareholder proposals. This policy is based on the premise that a broad vote of confidence on such matters is due the management of any company whose shares we are willing to hold.

Election of Directors

         Lord Abbett will generally vote in accordance with management's recommendations on the election of directors. However, votes on director nominees are made on a case by case basis. Factors that are considered include; current composition of the board and key-board nominees, long-term company performance relative to a market index, and the directors' investment in the company. We also consider whether the Chairman of the board is also serving as CEO, and whether a retired CEO sits on the board, as these situations may create inherent conflicts of interest.

         There are some actions by directors that may result in votes being withheld. These actions include:

         1) Attending less than 75% of board and committee meetings without a valid excuse.

         2) Ignoring shareholder proposals that are approved by a majority of votes for two consecutive years.

         3) Failing to act on takeover offers where a majority of shareholders tendered their shares.

         4) Serving as inside directors and sit on an audit, compensation, stock option or nomination committee.

         5)   Failing to replace management as appropriate.

         We will generally approve proposals to elect directors annually. The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. The basic premise of the staggered election of directors is to provide a continuity of experience on the board and to prevent a precipitous change in the composition of the board. Although shareholders need some form of protection from hostile takeover attempts, and boards need tools and leverage in order to negotiate effectively with potential acquirers, a classified board tips the balance of power too much toward incumbent management at the price of potentially ignoring shareholder interests.

Incentive Compensation Plans

         We usually vote with management regarding employee incentive plans and changes in such plans, but these issues are looked at very closely on a case by case basis. We use ISS for guidance on appropriate compensation ranges for various industries and company sizes. In addition to considering the individual expertise of management and the value they bring to the company, we also consider the costs associated with stock-based incentive packages including shareholder value transfer and voting power dilution. We scrutinize very closely the approval of repricing or replacing underwater stock options, taking into consideration the following:

         1) The stock's volatility, to ensure the stock price will not be back in the money over the near term.

         2) Management's rationale for why the repricing is necessary.

         3) The new exercise price, which must be set at a premium to market price to ensure proper employee motivation.

         4) Other factors, such as the number of participants, term of option, and the value for value exchange.

         In large-cap companies we would generally vote against plans that promoted short-term performance at the expense of longer-term objectives. Dilution, either actual or potential, is, of course, a major consideration in reviewing all incentive plans. Team leaders in small- and mid-cap companies often view option plans and other employee incentive plans as a critical component of such companies' compensation structure, and have discretion to approve such plans, notwithstanding dilution concerns.

Shareholder Rights

Cumulative Voting

         We generally oppose cumulative voting proposals on the ground that a shareowner or special group electing a director by cumulative voting may seek to have that director represent a narrow special interest rather than the interests of the shareholders as a whole.

Confidential Voting

         There are both advantages and disadvantages to a confidential ballot. Under the open voting system, any shareholder that desires anonymity may register the shares in the name of a bank, a broker or some other nominee. A confidential ballot may tend to preclude any opportunity for the board to communicate with those who oppose management proposals.

         On balance we believe shareholder proposals regarding confidential balloting should generally be approved, unless in a specific case, countervailing arguments appear compelling.

Supermajority Voting

         Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company and its corporate governance provisions. Requiring more than this may permit management to entrench themselves by blocking amendments that are in the best interest of shareholders.

Takeover Issues

         Votes on mergers and acquisitions must be considered on a case by case basis. The voting decision should depend on a number of factors, including: anticipated financial and operating benefits, the offer price, prospects of the combined companies, changes in corporate governance and their impact on shareholder rights. It is our policy to vote against management proposals to require supermajority shareholder vote to approve mergers and other significant business combinations, and to vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We are also opposed to amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more that 10% of the company's voting stock. Restructuring proposals will also be evaluated on a case by case basis following the same guidelines as those used for mergers.

         Among the more important issues that we support, as long as they are not tied in with other measures that clearly entrench management, are:

         1) Anti-greenmail provisions, which prohibit management from buying back shares at above market prices from potential suitors without shareholder approval.

         2) Fair Price Amendments, to protect shareholders from inequitable two-tier stock acquisition offers.

         3) Shareholder Rights Plans (so-called "Poison Pills"), usually "blank check" preferred and other classes of voting securities that can be issued without further shareholder approval. However, we look at these proposals on a case by case basis, and we only approve these devices when proposed by companies with strong, effective managements to force corporate raiders to negotiate with management and assure a degree of stability that will support good long-range corporate goals. We vote for shareholder proposals asking that a company submit its poison pill for shareholder ratification.

         4) "Chewable Pill" provisions, are the preferred form of Shareholder Rights Plan. These provisions allow the shareholders a secondary option when the Board refuses to withdraw a poison pill against a majority shareholder vote. To strike a balance of power between management and the shareholder, ideally "Chewable Pill" provisions should embody the following attributes, allowing sufficient flexibility to maximize shareholder wealth when employing a poison pill in negotiations:

              o Redemption Clause allowing the board to rescind a pill after a potential acquirer has surpassed the ownership threshold.
              o No dead-hand or no-hand pills.
              o Sunset Provisions which allow the shareholders to review, and reaffirm or redeem a pill after a predetermined time frame.
              o Qualifying Offer Clause which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

Social Issues

         It is our general policy to vote as management recommends on social issues, unless we feel that voting otherwise will enhance the value of our holdings. We recognize that highly ethical and competent managements occasionally differ on such matters, and so we review the more controversial issues closely.

         Effective immediately, the disclosure contained in Appendix C relating to the Mercator Asset Management, L.P. Proxy Voting Policies and Procedures is modified by replacing the first two pages thereof with the following:

                         MERCATOR ASSET MANAGEMENT, L.P.
                      PROXY VOTING POLICIES AND PROCEDURES

MAM has adopted the following Proxy Policies and Procedures in accordance with the relevant rules. Proxy votes will be periodically spot checked by the CCO for adherence to these rules.

MAM Proxy Voting Policies:

o Proxies are voted in a way that is consistent with the best interests of our clients. MAM accepts the fact that, under ERISA, voting proxies is an fiduciary act of MAM. As a fiduciary it may be appropriate for us to engage in active monitoring and communications with the issuer.

o MAM votes proxies for all clients that have delegated to MAM full authority and responsibility to cast said votes, except that when voting on proxy proposals involving foreign securities will involve unusual costs, MAM will weigh those costs against the benefits of voting in determining whether to vote on a particular proposal.

o MAM receives company meeting information and proxy materials from client custodian banks, analyst research or from the issuer directly. If necessary and appropriate, a translation service will be used. MAM also refers to Global Proxy Voting Manual1 as issued by Institutional Shareholder Services (ISS) and to Global Proxy Analysis, a product of ISS, for informational purposes.

Proxy Voting Procedures:

o        Designated Proxy Officer of MAM is responsible for client proxy votes.

o MAM will cast votes in accordance with specific client guidelines if applicable, subject to consultation with the client if MAM believes that such vote would not be in the client's best interest. In the absence of applicable client guidelines, MAM will vote in accordance with its judgment as to the client's best interest, except that any vote involving a MAM conflict of interest will be cast in accordance with the specific ISS recommendation if available, or, if not, then in accordance with the ISS Global Proxy Manual.

o        Full documentation is kept on each vote cast in every client account.

o        Additionally, the CCO will review and sign-off on the following votes:
         Any vote presented to MAM's investment committee, any vote cast that is inconsistent with the ISS guidelines (whether or not there is a conflict of interest present), any vote cast that is inconsistent with applicable client guidelines, any vote cast against management, and any vote involving a MAM conflict of interest.

o Proxy Officer responsible for proxies will vote them. Many issues are relatively routine i.e. approval of annual report, auditors, uncontested election of directors, financial reports etc., and require no further assessment. Any issue in the judgment of the Proxy Officer that requires special consideration will be presented to MAM's investment committee for a decision.

o        Procedures are in place to assure voting is done in a timely manner.

PROXY VOTING REPORTING:
Reporting of proxy voting is available to all of our clients upon request.

1 See Attachment: ISS Global Proxy Voting Manual

                     ISS GLOBAL CORPORATE GOVERNANCE POLICY

                                  2004 UPDATES

                                       ISS

                       INSTITUTIONAL SHAREHOLDER SERVICES

                               CLIENT CONFIDENTIAL

UK CORPORATE GOVERNANCE ISSUE:

CORPORATE GOVERNANCE ISSUE:
Compliance with New Combined Code of Best Practice (UK) as expressed through the National Association of Pension Funds' (UK) corporate governance principles.

COUNTRY: United Kingdom

CURRENT POLICY POSITION: Policy Based on Combined Code of Best Practice (UK)

NEW POLICY POSITION: Policy based on the New Combined Code of Best Practice (UK)

RATIONALE FOR UPDATE: ISS has entered into a joint venture called RREV (Research Recommendations Electronic Voting) with the National Association of Pension Funds (NAPF) that will combine the best of ISS and NAPF research into one entity. The policy applied to UK companies will be the NAPF's new policies, which are in compliance with the UK's new Combined Code.

NEW CORE MARKET (TURKEY)

CORPORATE GOVERNANCE ISSUE:

ADDITIONAL MARKET GUIDELINES

COUNTRY: Turkey

CURRENT POLICY POSITION: NA

NEW POLICY POSITION: By February 2004, ISS will provide full analyses for core companies in Turkey. ISS has developed new market guidelines for Turkey, making Turkey a core market.

RATIONALE FOR UPDATE: Due to improving disclosure and expanding global coverage, ISS is pleased to announce the addition of Turkey as a core market.

BOARD

CORPORATE GOVERNANCE ISSUE:

ROUTINE DIRECTOR ELECTIONS

COUNTRY: All

CURRENT POLICY POSITION: Vote FOR unless there are (1) clear concerns about the past performance of the company or the board; (2) the board fails to meet minimum corporate governance standards; or (3) there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

NEW POLICY POSITION: ISS is clarifying its policy on director elections and implementing a more targeted policy to recommend against the routine election of directors taking into consideration the absence of adequate or timely disclosure, questionable finances or restatements, questionable transactions with conflicts of interest, any record of abuses against minority shareholder interests, bundling of director elections, and/or any other egregious corporate governance practices.

RATIONALE FOR UPDATE: ISS believes that with the current business environment and the global trend towards higher corporate governance standards, including better disclosure, companies and in particular their boards should be held more accountable to shareholders. Consequently, ISS will vote AGAINST the routine election of directors at companies that have exhibited those practices highlighted above.

CORPORATE GOVERNANCE ISSUE:

ELECTION OF DIRECTORS (INSIDERS/EXECUTIVES SERVING ON AUDIT AND/OR REMUNERATION COMMITTEES)

COUNTRY: France, Ireland, and Tax Havens (Bermuda, Cayman Islands, Channel Islands, and Virgin Islands)

CURRENT POLICY POSITION: Vote FOR unless there are (1) clear concerns about the past performance of the company or the board; (2) the board fails to meet minimum corporate governance standards; or (3) there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

NEW POLICY POSITION: Vote AGAINST any nominees who are insiders serving on the board's audit and/or compensation committees.

RATIONALE FOR UPDATE: A growing number of markets have identified the importance that independence plays on boards charged with the responsibility of overseeing and evaluating management on behalf of shareholders. In no other area is this more an issue than when it comes to the composition of key board committees, particularly the audit and compensation committees, which has attracted greater scrutiny in recent years. Insiders on such key board committees threaten to undermine their purpose. Consequently, many markets have made committee independence a standard. Likewise, most listed companies in these markets comply with these provisions by having only independent directors serve on the key audit and compensation committees. This is in line with internationally accepted standards on corporate governance to maximize oversight of the conducting of business by those who are independent of the company and to minimize conflicts of interest that are inherent in any oversight and evaluation committee that includes insiders.

CORPORATE GOVERNANCE ISSUE:

DIRECTOR PROFILING OF EMPLOYEE REPRESENTATIVES

COUNTRY: France, Germany, Austria

CURRENT POLICY POSITION: None

NEW POLICY POSITION: ISS will be classifying employee representatives which are common in markets with supervisory boards as neither affiliated nor independent but as a separate third category.

RATIONALE FOR UPDATE: ISS believes that a third category is appropriate given the fact that employee representatives are not necessarily affiliated with those of management (in some cases may oppose the view of management for example in cases of reorganizations and lay-offs) but yet cannot be considered independent as they represent employees who are stakeholders in the company.

AUDIT

CORPORATE GOVERNANCE ISSUE:
NON-AUDIT FEES

COUNTRY: All

CURRENT POLICY POSITION: None

NEW POLICY POSITION: ISS will put in stronger language to advocate better disclosure and separation of audit and non-audit fees and consider voting against auditor remuneration and/or ratification in the following year (2005) if non-audit fees exceed audit and audit-related fees or if the separate fees remain undisclosed.

RATIONALE FOR UPDATE: ISS believes that company auditors should focus on the audit function, the quality and integrity of which may be compromised if the same auditors are providing more lucrative non-audit services. Non-audit fees that exceed audit fees call into question whether there is a conflict of interest over the audit function. Consequently, ISS believes that itemized audit and non-audit fees should be disclosed by every company. Furthermore, auditors and audit committee members should be held accountable whenever non-audit fees exceed audit fees or if the fees are not even disclosed.

COMPENSATION

CORPORATE GOVERNANCE ISSUE:
PERFORMANCE CRITERIA ON OPTIONS/SHARE AWARDS

COUNTRY: Australia

CURRENT POLICY POSITION: Allow stock option/share award grants or plans without performance criteria as long as other guidelines met.

NEW POLICY POSITION: ISS is codifying its recommendation against stock option plans and proposed grants at Australian companies in the absence of any performance criteria (and as long as they meet other ISS guidelines on option plans and grants).

RATIONALE FOR UPDATE: This is in line with market practice and best practice recommendations as most Australian companies now include performance criteria under option grants.

CORPORATE GOVERNANCE ISSUE:
EMPLOYEE SHARE PURCHASE PLANS

COUNTRY: All

CURRENT POLICY POSITION: Allow up to 5% dilution on separate employee share purchase plans (with no clear language on discounts).

NEW POLICY POSITION: ISS approves of broad-based employee share purchase plans with dilution up to 10% of outstanding share capital, as long as discounts do not exceed 15%. These limits will apply only to share purchase plans and no other stock option or restricted share plans. If market practice dictates a larger discount, the allowable dilution will be adjusted downward proportionately. For example, if a company is allowed to offer discounts of 30%, the allowable dilution will be 5%. Allowable dilution on discounts between 15% and 30% will be determined on a pro rata basis.

RATIONALE FOR UPDATE: An increasing number of companies across many markets are implementing such plans to increase broad-based share ownership among employees, which ISS believes helps to align the interests of employees with those of shareholders. At the same time, however, reasonable limits on discounts should also be included.

EQUITY

CORPORATE GOVERNANCE ISSUE:
SHARE ISSUANCE AUTHORITY

COUNTRY: Hong Kong

CURRENT POLICY POSITION: Allow share issuance authority requests up to 100 percent of current issued share capital with preemptive rights and up to 20 percent without preemptive rights.

NEW POLICY POSITION: ISS recommends voting against the issuance of shares without preemptive rights unless the company provides specific language and terms that there will be (1) adequate restrictions on discounts and (2) no authority to refresh the share issuance amounts w/o prior shareholder approval.

RATIONALE FOR UPDATE: This is in light of abuses made by a number of Hong Kong companies that have issued shares at steep discounts to related parties and renewed the share issuance amount under this authority without shareholder approval, which are permissible under current law. The Hong Kong Stock Exchange had already put forward in a consultation document (January 2002) a proposal prescribing limits on discounts and refreshing authorities, which is still awaiting approval.

         Effective immediately, the disclosure contained in Appendix C relating to the J.P. Morgan Investment Management Inc. Proxy Voting Policies and Procedures is removed and replaced in its entirety as follows:

                     J.P. MORGAN INVESTMENT MANAGEMENT INC.
                      PROXY VOTING POLICIES AND PROCEDURES

GLOBAL PROXY VOTING
PROCEDURES AND GUIDELINES



2003 EDITION
NOVEMBER 17, 2003


JP MORGAN FLEMING

ASSET MANAGEMENT

PX-PROC-1103
01766

TABLE OF CONTENTS- GLOBAL

Part I:      JPMorgan Fleming Asset Management Global Proxy-Voting Procedures

             A. Objective................................................... 3

             B. Proxy Committee............................................. 3

             C. The Proxy Voting Process................................. 3- 4

             D. Material Conflicts of Interest........................... 4- 5

             E.   Escalation of Material Conflicts of Interest.............. 5

             F. Recordkeeping............................................... 5

                  Exhibit A................................................. 6


Part II:     JPMorgan Fleming Asset Management Global Proxy-Voting Guidelines

             A. North America............................................ 8-20

                  Table of Contents.....................................  9-10

                  Guidelines............................................ 11-20

B.       Europe, Middle East, Africa, Central America
                  and South America..................................... 21-31

                  Table of Contents.......................................  22

                  Guidelines............................................ 23-31

             C. Asia (ex-Japan)......................................... 32-33

             D.   Japan................................................. 34-35

PART I:  JP MORGAN FLEMING ASSET MANAGEMENT PROXY VOTING PROCEDURES

A.    Objective

      As an investment adviser within JPMorgan Fleming Asset Management, each of the entities listed on Exhibit A attached hereto (each referred to individually as a "JPMFAM Entity" and collectively as "JPMFAM") may be granted by its clients the authority to vote the proxies of the securities held in client portfolios. In such cases, JPMFAM's objective is to vote proxies in the best interests of its clients. To further that objective, JPMFAM adopted these Procedures.1

      These Procedures incorporate detailed guidelines for voting proxies on specific types of issues (the "Guidelines"). The Guidelines have been developed and approved by the relevant Proxy Committee (as defined below) with the objective of encouraging corporate action that enhances shareholder value. Because proxy proposals and individual company facts and circumstances may vary, JPMFAM may not always vote proxies in accordance with the Guidelines.

B.    Proxy Committee

      To oversee the proxy-voting process on an on-going basis, a Proxy Committee will be established for each global location where proxy-voting decisions are made. Each Proxy Committee will be composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMFAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.   The Proxy Voting Process

      JPMFAM investment professionals monitor the corporate actions of the companies held in their clients' portfolios. To assist JPMFAM investment professionals with public companies' proxy voting proposals, a JPMFAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service ("Independent Voting Service"). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMFAM with a comprehensive



------------------------------------
         1 The JPMorgan Value Opportunities Fund votes proxies in accordance with its own voting policies and not the policies of JPMFAM. The JPMorgan Multi-Manager Funds vote proxies in accordance with the voting policies of each of the Managers, as applicable, and not the policies of JPMFAM, except, to the extent, the JPMFAM policies apply to the JPMorgan Multi-Manager Small Cap Value Fund.

      analysis of each proxy proposal and providing JPMFAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service's analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMFAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below).

      Situations often arise in which more than one JPMFAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMFAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

      Each JPMFAM Entity appoints a JPMFAM professional to act as a proxy administrator ("Proxy Administrator") for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service's recommendation with the appropriate JPMFAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMFAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, "Overrides"); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

      In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator's duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

      IN THE EVENT A JPMFAM INVESTMENT PROFESSIONAL MAKES A RECOMMENDATION IN CONNECTION WITH AN OVERRIDE, THE INVESTMENT PROFESSIONAL MUST PROVIDE THE APPROPRIATE PROXY ADMINISTRATOR WITH A WRITTEN CERTIFICATION ("CERTIFICATION") WHICH SHALL CONTAIN AN ANALYSIS SUPPORTING HIS OR HER RECOMMENDATION AND A CERTIFICATION THAT HE OR SHE (A) RECEIVED NO COMMUNICATION IN REGARD TO THE PROXY THAT WOULD VIOLATE EITHER THE J.P. MORGAN CHASE ("JPMC") SAFEGUARD POLICY (AS DEFINED BELOW) OR WRITTEN POLICY ON INFORMATION BARRIERS, OR RECEIVED ANY COMMUNICATION IN CONNECTION WITH THE PROXY SOLICITATION OR OTHERWISE THAT WOULD SUGGEST THE EXISTENCE OF AN ACTUAL OR POTENTIAL CONFLICT BETWEEN JPMFAM'S INTERESTS AND THAT OF ITS CLIENTS AND (B) WAS NOT AWARE OF ANY PERSONAL OR OTHER RELATIONSHIP THAT COULD PRESENT AN ACTUAL OR POTENTIAL CONFLICT OF INTEREST WITH THE CLIENTS' INTERESTS.

D.   Material Conflicts of Interest

      The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser's interests and those of its clients. To address such material potential conflicts of interest, JPMFAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMFAM's investment processes and decisions, including proxy-voting decisions, and to protect JPMFAM's decisions from influences that could lead to a vote other than in its clients' best interests, JPMC (including JPMFAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC's securities, lending, investment banking and other divisions to JPMFAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMFAM's predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

      Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMFAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMFAM's relationship with such company and materially impact JPMFAM's business; or
      (ii) a personal relationship between a JPMFAM officer and management of a company or other proponent of a proxy proposal could impact JPMFAM's voting decision.

E.   Escalation of Material Conflicts of Interest

      When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with a subgroup of the Proxy Committee, will evaluate the potential conflict and determine whether an actual material conflict of interest exists. That subgroup shall include a Proxy Committee member from the Investment Department and one or more Proxy Committee members from the Legal, Compliance or Risk Management Departments. In the event that the Proxy Administrator and the subgroup of the Proxy Committee determine that an actual material conflict of interest exists, they shall make a recommendation on how the relevant JPMFAM Entity shall vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

      Depending upon the nature of the material conflict of interest, JPMFAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action:

      o    removing certain JPMFAM personnel from the proxy voting process;

      o "walling off" personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote;

      o voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or

      o deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

      The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMFAM acted in the best interests of its clients.

F.   Recordkeeping

      JPMFAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

      o    a copy of the JPMFAM Proxy Voting Procedures and Guidelines;

      o    a copy of each proxy statement received on behalf of JPMFAM clients;

      o    a record of each vote cast on behalf of JPMFAM client holdings;

      o a copy of all documents created by JPMFAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision; and

      o a copy of each written request by a client for information on how JPMFAM voted proxies on behalf of the client, as well as a copy of any written response by JPMFAM to any request by a JPMFAM client for information on how JPMFAM voted proxies on behalf of our client.

      It should be noted that JPMFAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

                                    EXHIBIT A

     J.P. Morgan Investment Management, Inc.
     J.P. Morgan Fleming Asset Management (London) Limited
     J.P. Morgan Fleming Asset Management (UK) Limited
     JF International Management Inc.
     JF Asset Management Limited
     JF Asset Management (Singapore) Limited

PART II: PROXY VOTING GUIDELINES

JPMFAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JMPFAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMFAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

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Part II.A: NORTH AMERICA PROXY VOTING GUIDELINES

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PART II.A: NORTH AMERICA GUIDELINES TABLE OF CONTENTS

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1.       Uncontested Director Elections.......................................................................11

2.       Proxy Contests.......................................................................................11
         a. Election of Directors.............................................................................11
         b. Reimburse Proxy Solicitation Expenses.............................................................11

3.       Ratification of Auditors.............................................................................11

4.       Proxy Contest Defenses............................................................................12-13
         a. Board Structure: Staggered vs. Annual Elections...................................................12
         b. Shareholder Ability to Remove Directors...........................................................12
         c. Cumulative Voting.................................................................................12
         d. Shareholder Ability to Call Special Meeting.......................................................13
         e. Shareholder Ability to Act by Written Consent.....................................................13
         f. Shareholder Ability to Alter the Size of the Board................................................13

5.       Tender Offer Defenses.............................................................................13-14
         a. Poison Pills......................................................................................13
         b. Fair Price Provisions.............................................................................13
         c. Greenmail.........................................................................................13
         d. Unequal Voting Rights.............................................................................13
         e. Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws.............................13
         f. Supermajority Shareholder Vote Requirement to Approve Mergers.....................................14

6.       Miscellaneous Board Provisions.......................................................................14
         a. Separate Chairman and CEO Positions...............................................................14
         b. Lead Directors and Executive Sessions.............................................................14
         c. Majority of Independent Directors.................................................................14
         d. Stock Ownership Requirements......................................................................14
         e. Term of Office....................................................................................14
         f. Director and Officer Indemnification and Liability Protection.....................................14
         g. Board Size........................................................................................14

7.       Miscellaneous Governance Provisions..................................................................15
         a. Independent Nominating Committee..................................................................15
         b. Confidential Voting...............................................................................15
         c. Equal Access......................................................................................15
         d. Bundled Proposals.................................................................................15
         e. Charitable Contributions..........................................................................15
         f. Date/Location of Meeting..........................................................................15
         g. Include Nonmanagement Employees on Board..........................................................15
         h. Adjourn Meeting if Votes are Insufficient.........................................................15
         i. Other Business....................................................................................15
         j. Disclosure of Shareholder Proponents..............................................................15

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8.       Capital Structure.................................................................................15-16
         a. Common Stock Authorization........................................................................15
         b. Stock Distributions: Splits and Dividends.........................................................16
         c. Reverse Stock Splits..............................................................................16
         d. Blank Check Preferred Authorization...............................................................16
         e. Shareholder Proposals Regarding Blank Check Preferred Stock.......................................16
         f. Adjustments to Par Value of Common Stock..........................................................16
         g. Restructurings/Recapitalizations..................................................................16
         h. Share Repurchase Programs.........................................................................16
         i. Targeted Share Placements.........................................................................16

Part II.A: North America Guidelines Table of Contents

9.       Executive and Director Compensation...............................................................17-18
         a. Stock-based Incentive Plans.......................................................................17
         b. Approval of Cash or Cash-and-Stock Bonus Plans....................................................17
         c. Shareholder Proposals to Limit Executive and Director Pay.........................................17
         d. Golden and Tin Parachutes.........................................................................17
         e. 401(k) Employee Benefit Plans.....................................................................17
         f. Employee Stock Purchase Plans.....................................................................17
         g. Option Expensing..................................................................................18
         h. Options Repricing.................................................................................18
         i. Stock Holding Periods.............................................................................18

10.      Incorporation........................................................................................18
         a. Reincorporation Outside of the United States......................................................18
         b. Voting on State Takeover Statutes.................................................................18
         c. Voting on Reincorporation Proposals...............................................................18

11.      Mergers and Corporate Restructurings..............................................................18-19
         a. Mergers and Acquisitions..........................................................................18
         b. Nonfinancial Effects of a Merger or Acquisition...................................................18
         c. Corporate Restructuring...........................................................................18
         d. Spin-offs.........................................................................................18
         e. Asset Sales.......................................................................................18
         f. Liquidations......................................................................................18
         g. Appraisal Rights..................................................................................19
         h. Changing Corporate Name...........................................................................19

12.      Social and Environmental Issues...................................................................19-20
         a. Energy and Environment............................................................................19
         b. Northern Ireland..................................................................................19
         c. Military Business.................................................................................19
         d. International Labor Organization Code of Conduct..................................................19
         e. Promote Human Rights in China, Nigeria, and Burma.................................................19
         f. World Debt Crisis.................................................................................19
         g. Equal Employment Opportunity and Discrimination...................................................19
         h. Animal Rights.....................................................................................19
         i. Product Integrity and Marketing...................................................................19
         j. Human Resources Issues............................................................................20
         k. Link Executive Pay with Social and/or Environmental Criteria......................................20

13.      Foreign Proxies......................................................................................20

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14.      Pre-Solicitation Contact.............................................................................20
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PART II.A: NORTH AMERICA GUIDELINES

1.   UNCONTESTED DIRECTOR ELECTIONS
     Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

     1) attend less than 75 percent of the board and committee meetings without a valid excuse for the absences; or

     2) implement or renew a dead-hand or modified dead-hand poison pill; or

     3) are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees; or

     4) ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast for two consecutive years; or

     5) are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees.

     Special attention will be paid to companies that display a chronic lack of shareholder accountability.

2.   PROXY CONTESTS
     2A.  ELECTION OF DIRECTORS

     Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

     2b.  REIMBURSE PROXY SOLICITATION EXPENSES
     Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a CASE-BY-CASE basis.

3.   RATIFICATION OF AUDITORS
     Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position.

     Generally vote AGAINST auditor ratification and WITHHOLD votes from Audit Committee members if non-audit fees exceed audit fees.

     Generally vote FOR shareholder proposals asking for audit firm rotation unless the rotation period is so short (less than five years) that it would be unduly burdensome to the company.

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4.   PROXY CONTEST DEFENSES
     4A.  BOARD STRUCTURE: STAGGERED VS. ANNUAL ELECTIONS

     Proposals regarding classified boards will be voted on a CASE-BY-CASE basis. Classified boards normally will be supported if the company's governing documents contain each of the following provisions:

     1) Majority of board composed of independent directors,

     2) Nominating committee composed solely of independent directors,

     3) Do not require more than a two-thirds shareholders' vote to remove a director, revise any bylaw or revise any classified board provision,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4b. SHAREHOLDER ABILITY TO REMOVE DIRECTORS
     Vote AGAINST proposals that provide that directors may be removed only for cause.

     Vote FOR proposals to restore shareholder ability to remove directors with or without cause.

     Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

     Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

     4c.  CUMULATIVE VOTING

     Cumulative voting proposals will be voted on a CASE-BY-CASE basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential. Generally, a company's governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

     1) Annually elected board,

     2) Majority of board composed of independent directors,

     3) Nominating committee composed solely of independent directors,

     4) Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

     5) Ability of shareholders to call special meeting or to act by written consent with 90 days' notice,

     6) Absence of superior voting rights for one or more classes of stock,

     7) Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

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     8) Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

     4d. SHAREHOLDER ABILITY TO CALL SPECIAL MEETING
     Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting.

     Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

     4e.  SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
     We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders' meeting and matters to be discussed therein seems a reasonable protection of minority shareholder rights.

     We generally vote against proposals to allow or facilitate shareholder action by written consent.

     4f. SHAREHOLDER ABILITY TO ALTER THE SIZE OF THE BOARD
     Vote FOR proposals that seek to fix the size of the board.

     Vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

5.   TENDER OFFER DEFENSES
     5a.  POISON PILLS
     Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

     Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill. Studies indicate that companies with a rights plan secure higher premiums in hostile takeover situations.

     Review on a CASE-BY-CASE basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

     5b.  FAIR PRICE PROVISIONS
     Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

     Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

     5c.  GREENMAIL
     Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

     5d.  UNEQUAL VOTING RIGHTS
     Generally, vote AGAINST dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

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     Vote FOR dual-class recapitalizations when the structure is designed to protect economic interests of investors.

     5e. SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO AMEND CHARTER OR BYLAWS Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

     5f.  SUPERMAJORITY SHAREHOLDER VOTE REQUIREMENT TO APPROVE MERGERS
     Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

     Vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.   MISCELLANEOUS BOARD PROVISIONS

     6a.  SEPARATE CHAIRMAN AND CEO POSITIONS
     We will generally vote for proposals looking to separate the CEO and Chairman roles.

     6b.  LEAD DIRECTORS AND EXECUTIVE SESSIONS
     In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a "lead" (non-insider) director and for regular "executive" sessions (board meetings taking place without the CEO/Chairman present).

     6c.  MAJORITY OF INDEPENDENT DIRECTORS
     We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

     Vote FOR shareholder proposals requesting that the board's audit, compensation, and/or nominating committees include independent directors exclusively.

     Generally vote FOR shareholder proposals asking for a 2/3 independent board.

     6d.  STOCK OWNERSHIP REQUIREMENTS
     Vote FOR shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

     6e.  TERM OF OFFICE
     Vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

     6f. DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION Proposals concerning director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis.

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     Vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

     Vote AGAINST indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

     Vote FOR proposals that provide such expanded coverage in cases when a director's or officer's legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company's best interests, and (2) the director's legal expenses would be covered.

     6g.  BOARD SIZE
     Vote for proposals to limit the size of the board to 15 members.

7.   MISCELLANEOUS GOVERNANCE PROVISIONS

     7a.  INDEPENDENT NOMINATING COMMITTEE
     Vote for the creation of an independent nominating committee.

     7b.  CONFIDENTIAL VOTING
     Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

     Vote FOR management proposals to adopt confidential voting.

     7c.  EQUAL ACCESS
     Vote FOR shareholder proposals that would give significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

     7d.  BUNDLED PROPOSALS
     Review on a CASE-BY-CASE basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

     7e.  CHARITABLE CONTRIBUTIONS
     Vote AGAINST shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

     7f.  DATE/LOCATION OF MEETING
     Vote AGAINST shareholder proposals to change the date or location of the shareholders' meeting. No one site will meet the needs of all shareholders.

     7g.  INCLUDE NONMANAGEMENT EMPLOYEES ON BOARD
     Vote AGAINST shareholder proposals to include nonmanagement employees on the board.

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     Constituency representation on the board is not supported, rather decisions are based on director qualifications.

     7h.  ADJOURN MEETING IF VOTES ARE INSUFFICIENT
     Vote FOR proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

     7i.  OTHER BUSINESS
     Vote FOR proposals allowing shareholders to bring up "other matters" at shareholder meetings.

     7j.  DISCLOSURE OF SHAREHOLDER PROPONENTS
     Vote FOR shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

8.   CAPITAL STRUCTURE
     8a.  COMMON STOCK AUTHORIZATION
     Review proposals to increase the number of shares of common stock authorized for issue on a CASE-BY-CASE basis.

     Vote AGAINST proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

     8b.  STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS
     Vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance as measured by total shareholder returns.

     8c.  REVERSE STOCK SPLITS
     Vote FOR management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company's industry and performance in terms of shareholder returns.

     Vote CASE-BY-CASE on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

     8d.  BLANK CHECK PREFERRED AUTHORIZATION
     Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

     Vote FOR proposals to create "blank check" preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

     Vote FOR proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

     Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance as measured by total shareholder returns.

     8e.  SHAREHOLDER PROPOSALS REGARDING BLANK CHECK PREFERRED STOCK
     Vote FOR shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

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     8f.  ADJUSTMENTS TO PAR VALUE OF COMMON STOCK
     Vote FOR management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

     8g.  RESTRUCTURINGS/RECAPITALIZATIONS
     Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a CASE-BY-CASE basis. Consider the following issues:

     Dilution--How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

     Change in Control--Will the transaction result in a change in control of the company?

     Bankruptcy--Generally, approve proposals that facilitate debt restructurings unless there areclear signs of self-dealing or other abuses.

     8h.  SHARE REPURCHASE PROGRAMS
     Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     8i.  TARGETED SHARE PLACEMENTS
     These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placement by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a CASE BY CASE BASIS after reviewing the individual situation of the company receiving the proposal.

9.   EXECUTIVE AND DIRECTOR COMPENSATION

     9a.  STOCK-BASED INCENTIVE PLANS
     Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company's outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices. Every award type is valued. An estimated dollar cost for the proposed plan and all continuing plans is derived. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth and will be considered along with dilution to voting power.

     Once the cost of the plan is estimated, it is compared to a company-specific dilution cap. The allowable cap is industry-specific, market cap-based, and pegged to the average amount paid by companies performing in the top quartile of their peer groupings. To determine allowable caps, companies are categorized according to standard industry code (SIC) groups. Top quartile performers for each group are identified on the basis of five-year total shareholder returns. Industry-specific cap equations are developed using regression analysis to determine those variables that have the strongest correlation to shareholder value transfer. Industry equations are used to determine a company-specific allowable cap; this is accomplished by plugging company specific data into the appropriate industry equation to reflect size, performance, and levels of cash compensation.

     Votes are primarily determined by this quantitative analysis. If the proposed plan cost is above the allowable cap, an AGAINST vote is indicated. If the proposed cost is below the allowable cap, a vote FOR the plan is indicated unless the plan violates the repricing guidelines. If the company has a history of repricing options or has the express ability to reprice underwater stock options without first securing shareholder approval under the proposed plan, the plan receives an AGAINST vote--even in cases where the plan cost is considered acceptable based on the quantitative analysis.

     9b.  APPROVAL OF CASH OR CASH-AND-STOCK BONUS PLANS
     Vote FOR cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

     9c.  SHAREHOLDER PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY
     Generally, vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

     Review on a CASE-BY-CASE basis all other shareholder proposals that seek to limit executive and director pay.

     Review on a CASE-BY-CASE basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

     9d.  GOLDEN AND TIN PARACHUTES
     Review on a CASE-BY-CASE basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

     9e.  401(k) EMPLOYEE BENEFIT PLANS
     Vote for proposals to implement a 401(k) savings plan for employees.

     9f.  EMPLOYEE STOCK PURCHASE PLANS
     Vote FOR employee stock purchase plans with an offering period of 27 months or less when voting power dilution is ten percent or less.

     Vote AGAINST employee stock purchase plans with an offering period of greater than 27 months or voting power dilution of greater than ten percent.

     9g.  OPTION EXPENSING
     Within the context of common industry practice, generally vote for shareholder proposals to expense fixed-price options.

     9h.  OPTION REPRICING
     In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally SUPPORT such proposals.

     9i.  STOCK HOLDING PERIODS
     Generally vote AGAINST all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

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10. INCORPORATION

     10a. REINCORPORATION OUTSIDE OF THE UNITED STATES
     Generally speaking, we will vote AGAINST companies looking to reincorporate outside of the U.S.

     10b. VOTING ON STATE TAKEOVER STATUTES
     Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

     10c. VOTING ON REINCORPORATION PROPOSALS
     Proposals to change a company's state of incorporation should be examined on a CASE-BY-CASE basis. Review management's rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11. MERGERS AND CORPORATE RESTRUCTURINGS

     11a. MERGERS AND ACQUISITIONS
     Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, taking into account factors including the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

     11b. NONFINANCIAL EFFECTS OF A MERGER OR ACQUISITION
     Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote AGAINST proposals to adopt such charter provisions. We feel it is the directors' fiduciary duty to base decisions solely on the financial interests of the shareholders.

     11c. CORPORATE RESTRUCTURING
     Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, Spin-offs, liquidations, and asset sales, should be considered on a CASE-BY-CASE basis.

     11d. SPIN-OFFS
     Votes on spin-offs should be considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

     11e. ASSET SALES
     Votes on asset sales should be made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

     11f. LIQUIDATIONS
     Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

     11g. APPRAISAL RIGHTS
     Vote FOR proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

     11h. CHANGING CORPORATE NAME VOTE FOR CHANGING THE CORPORATE NAME.

12. SOCIAL AND ENVIRONMENTAL ISSUES

     12a. ENERGY AND ENVIRONMENT

     Vote CASE-BY-CASE on proposals that request companies to subscribe to the CERES Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information.

     12b. NORTHERN IRELAND
     Vote CASE-BY-CASE on proposals pertaining to the MacBride Principles.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about progress being made toward eliminating employment discrimination.

     12c. MILITARY BUSINESS
     Vote CASE-BY-CASE on defense issue proposals.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on military-related operations.

     12d. INTERNATIONAL LABOR ORGANIZATION CODE OF CONDUCT
     Vote CASE-BY-CASE on proposals to endorse international labor organization code of conducts.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities in this area.

     12e. PROMOTE HUMAN RIGHTS IN CHINA, NIGERIA, AND BURMA
     Vote CASE-BY-CASE on proposals to promote human rights in countries such as China, Nigeria, and Burma.

     Vote CASE-BY-CASE on disclosure reports that seek additional information on company activities regarding human rights.

     12f. WORLD DEBT CRISIS
     Vote CASE-BY-CASE on proposals dealing with third world debt.

     Vote CASE-BY-CASE on disclosure reports regarding company activities with respect to third world debt.

     12g. EQUAL EMPLOYMENT OPPORTUNITY AND DISCRIMINATION
     Vote CASE-BY-CASE on proposals regarding equal employment opportunities and discrimination.

     Vote CASE-BY-CASE on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

     12h. ANIMAL RIGHTS
     Vote CASE-BY-CASE on proposals that deal with animal rights.

     12i. PRODUCT INTEGRITY AND MARKETING
     Vote CASE-BY-CASE on proposals that ask companies to end their production of legal, but socially questionable, products.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding product integrity and marketing issues.

     12j. HUMAN RESOURCES ISSUES
     Vote CASE-BY-CASE on proposals regarding human resources issues.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding human resources issues.

     12k. LINK EXECUTIVE PAY WITH SOCIAL AND/OR ENVIRONMENTAL CRITERIA
     Vote CASE-BY-CASE on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

     Vote CASE-BY-CASE on disclosure reports that seek additional information regarding this issue.

13. FOREIGN PROXIES

     Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committee located in London. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department. It is chaired by a Managing Director of the Firm. A copy of our policy for voting international proxies can be provided upon request.

14. PRE-SOLICITATION CONTACT

     From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non-public information and result in the imposition of trading restrictions. Accordingly, pre-solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

     WHAT IS MATERIAL NON-PUBLIC INFORMATION?
     The definition of material non-public information is highly subjective. The general test however, is whether or not such information would reasonably affect an investor's decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

     o    a pending acquisition or sale of a substantial business;
     o financial results that are better or worse than recent trends would lead one to expect;
     o    major management changes;
     o    an increase or decrease in dividends;
     o calls or redemptions or other purchases of its securities by the company;
     o    a stock split, dividend or other recapitalization; or
     o financial projections prepared by the Company or the Company's representatives.

     WHAT IS PRE-SOLICITATION CONTACT?
     Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., "How do you feel about dual classes of stock?", to very specific inquiries, e.g., "Here's a term sheet for our restructuring. Will you vote to approve this?"

     Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

     It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA PROXY VOTING GUIDELINES


PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA
GUIDELINES TABLE OF CONTENTS
1.       Reports & Accounts...................................................................................23


2.       Dividends............................................................................................23


3.       Auditors.............................................................................................23
         a. Auditor Independence..............................................................................23
         b. Auditor Remuneration..............................................................................23

4.       Boards............................................................................................23-24
         a. Chairman & CEO....................................................................................23
         b. Board Structure...................................................................................24
         c. Board Size........................................................................................24
         d. Board Independence................................................................................24
         e. Board Committees..................................................................................24

5.       Directors ...........................................................................................25
         a. Directors' Contracts..............................................................................25
         b. Executive Director's Remuneration.................................................................25
         c. Directors' Liability..............................................................................25
         d. Directors over 70.................................................................................25

6.       Non-Executive Directors .............................................................................26
         a. Role of Non-Executive Directors...................................................................26
         b. Director Independence.............................................................................26
         c. Non-Executive Director's Remuneration.............................................................26
         d. Multiple Directorships............................................................................26

7.       Issue of Capital..................................................................................26-27
         a. Issue of Equity...................................................................................26
         b. Issue of Debt.....................................................................................27
         c. Share Repurchase Programmes.......................................................................27

8.       Mergers/Acquisitions.................................................................................27

9.       Voting Rights........................................................................................27

10.      Share Options/Long-Term Incentive Plans (L-TIPs)..................................................27-28
         a. Share Options.....................................................................................27
         b. Long-Term Incentive Plans (L-TIPs)................................................................28

11.      Others............................................................................................28-29
         a. Poison Pills......................................................................................28
         b. Composite Resolutions.............................................................................28
         c. Social/Environmental Issues.......................................................................28
         d. Charitable Issues.................................................................................29
         e. Political Issues..................................................................................29

12.      Shareholder Activism and Company Engagement.......................................................29-30
         a. Activism Statement................................................................................29
         b. Activism Policy................................................................................29-30

13.      Socially Responsible Investment ("SRI")..............................................................31
         a. SRI Statement.....................................................................................31
         b. SRI Policy........................................................................................31

PART III.B: EUROPE, MIDDLE EAST, AFRICA, CENTRAL AMERICA AND SOUTH AMERICA GUIDELINES

1.   REPORTS & ACCOUNTS
     Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices (GAAP). Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board (IASB).

     For UK companies, a statement of compliance with the Combined Code should be made, or reasons given for non-compliance. The reports and accounts should include a detailed report on executive remuneration, and best practice demands that this should also be submitted to shareholders for approval.

     Legal disclosure varies from market to market. If, in our opinion, a company's standards of disclosure (whilst meeting minimum legal requirements) are insufficient, we will inform company management of our concerns, and either abstain or vote against the approval of the annual report, depending on the circumstances. Similar consideration would relate to the use of inappropriate accounting methods.

2.   DIVIDENDS
     Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting.

     We will vote against dividend proposals if the earnings and cash cover are inadequate and we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

3.   AUDITORS

     3a.  AUDITOR INDEPENDENCE
     Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented.

     JPMF will vote against the appointment or reappointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company will be taken into account when determining independence.

     3b.  AUDITOR REMUNERATION
     Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company's total expenditure on consultancy, and there should be a mechanism in place to ensure that consultancy work is put out to competitive tender.

     We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

     See Audit Committee.

4.   BOARDS

     4a.  CHAIRMAN & CEO
     The Combined Code states that there should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMF believes that the roles of Chairman and Chief Executive Officer should normally be separate. JPMF will generally vote against combined posts.

     4b.  BOARD STRUCTURE
     JPMF is in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We agree with the Combined Code, which finds that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for reelection on a regular basis.

     JPMF will generally vote to encourage the gradual phasing-out of tiered board structures, in favour of unitary boards. However, tiered boards are still very prevalent in markets outside the UK and local market practice will always be taken into account.

     4c.  BOARD SIZE

     Boards with more than 20 directors are deemed excessively large, and JPMF will exercise its voting powers in favour of reducing large boards wherever possible.

     4d.  BOARD INDEPENDENCE

     JPMF believes that a strong independent element to a board is essential to the effective running of a company. The Combined Code states that the calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board's decisions. We agree with the ICGN, and the findings of the Higgs Review, that the majority of a board of directors should be independent, especially if the company has a joint Chairman/CEO. However, as a minimum, all boards should require at least three non-executive directors, unless the company is of such a size that sustaining such a number would be an excessive burden.

     JPMF will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

     See Non Executive Directors.

     4e.  BOARD COMMITTEES
     Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

          (i)   NOMINATION COMMITTEE -
                There should be a formal nomination process for the appointment of Directors with both executive and non-executive representation on the Nomination Committee.

          (ii)  REMUNERATION COMMITTEE -
                Boards should appoint remuneration committees consisting exclusively of independent non-executive directors, with no personal financial interest in relation to the matters to be decided, other than their fees and their shareholdings. Non-executive directors should have no potential conflicts of interest arising from cross directorships and no day-to-day involvement in the running of the business. We would oppose the reelection of any nonexecutive director who, in our view, had failed to exercise sound judgement on remuneration issues.

          (iii) AUDIT COMMITTEE
                An Audit Committee should be established consisting solely of non-executive directors, who should be independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of up-to-date financial literacy and there should be written terms of reference which deal clearly with their authority and duties. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence, and they should have an explicit right of unrestricted access to company documents and information. The Committee should have the authority to engage independent advisers where appropriate and also should have responsibility for selecting and recommending to the board, the external auditors to be put forward for appointment by the shareholders in general meeting. The Committee should monitor and review the scope and results of internal audit work on a regular basis. The Committee should be able to give additional assurance about the quality and reliability of financial information used by the board and public financial statements by the company.

5.   DIRECTORS

     5a.  DIRECTORS' CONTRACTS
     JPMF believes that there is a strong case for directors' contracts being of one year's duration or less. This is in line with the findings of recent UK government committees as well as the view of the NAPF and ABI. However, JPMF always examines these issues on a case-by-case basis and we are aware that there will occasionally be a case for contracts of a longer duration in exceptional circumstances, in order to secure personnel of the required calibre.

     Generally, we encourage contracts of one year or less and vote accordingly. Unless the remuneration committee gives a clearly-argued reason for contracts in excess of one year, we will vote against the reelection of any director who has such a contract, as well as consider the reelection of any director who is a member of the remuneration committee.

     Directors' contracts increasingly contain special provisions whereby additional payment becomes due in the event of a change of control. We agree with the view of the NAPF and ABI that such terms are inappropriate and should be discouraged and, under normal circumstances, we will use our voting power accordingly.

     Market practice globally regarding the length of directors' service contracts varies enormously, and JPMF is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMF investment takes into account local market practice when making judgements in this area.

     5b.  EXECUTIVE DIRECTORS' REMUNERATION
     Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. However, company policy in this area cannot be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent and fully disclosed to shareholders in the Annual Report.

     JPMF will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders.

     Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

     We strongly believe that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year's salary, in order to align fully their interests with the interests of shareholders.

     See Stock Options and Long-Term Incentive Plans (L-TIPs).

     5c.  DIRECTORS' LIABILITY
     In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

     JPMF will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

     5d.  DIRECTORS OVER 70
     Whilst special requirements for directors over 70 have their roots in company legislation (in the UK) as well as various corporate governance guidelines, JPMF considers that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to see such a director offer him or herself for reelection each year.

6.   NON-EXECUTIVE DIRECTORS

     6a.  ROLE OF NON-EXECUTIVE DIRECTORS
     As stated earlier in these guidelines, JPMF believes that a strong independent element to a board is essential to the effective running of a company. We will use our voting power to ensure that a healthy independent element to the board is preserved at all times and to oppose the reelection of non-executive directors whom we no longer consider to be independent.

     In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets' differing attitudes to director independence.

     In order to help assess their contribution to the company, the time spent by each non-executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

     Audit and remuneration committees should be composed exclusively of independent directors.

     6b.  DIRECTOR INDEPENDENCE

     We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

     A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer be deemed to be independent.

     6c.  NON-EXECUTIVE DIRECTOR'S REMUNERATION
     JPMF strongly believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded options.

     6d.  MULTIPLE DIRECTORSHIPS
     In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

7.   ISSUE OF CAPITAL

     7a.  ISSUE OF EQUITY
     In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMF believes that any new issue of equity should first be offered to existing shareholders on a preemptive basis.

     JPMF will vote in favour of increases in capital which enhance a company's long-term prospects. We will also vote in favour of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions).

     JPMF will vote against increases in capital which would allow the company to adopt "poison pill" takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long term.

     7b.  ISSUE OF DEBT
     Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

     JPMF will vote in favour of proposals which will enhance a company's long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

     7c.  SHARE REPURCHASE PROGRAMMES
     Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMF will vote in favour of such programmes where the repurchase would be in the best interests of shareholders, and where the company is not thought to be able to use the cash in a more useful way.

     We will vote against such programmes when shareholders' interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

8.   MERGERS/ACQUISITIONS
     Mergers and acquisitions are always reviewed on a case-by-case basis by the investment analyst in conjunction with portfolio managers and, in exceptional circumstances, the Committee. Individual circumstances will always apply. However, as a general rule, JPMF will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value though other means, and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

9.   VOTING RIGHTS
     JPMF believes in the fundamental principle of "one share, one vote." Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; directors should represent all shareholders equally, and voting rights should accrue in accordance with the shareholder's equity capital commitment to the company.

     Similarly, we will generally oppose amendments to require supermajority (i.e., more than 51%) votes to approve mergers, consolidations or sales of assets or other business combinations.

10.  SHARE OPTIONS/LONG-TERM INCENTIVE PLANS (L-TIPS)

     10a. SHARE OPTIONS

     Share option schemes should be clearly explained and fully disclosed to both shareholders and participants, and put to shareholders for approval. Each director's share options should be detailed, including exercise prices, expiry dates and the market price of the shares at the date of exercise. They should take into account maximum levels of dilution, as set out in ABI, NAPF and similar guidelines. Full details of any performance criteria should be included. Share options should never be issued at a discount, and there should be no award for below-median performance. In general, JPMF will vote in favour of option schemes, the exercise of which requires that challenging performance criteria be met.

     Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

     We will generally vote against the cancellation and reissue, retesting or repricing, of underwater options.

     10b. LONG-TERM INCENTIVE PLANS (L-TIPS)
     A Long-Term Incentive Plan ("L-TIP") can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

     JPMF, in agreement with the stipulations of the Combined Code, feels that the performance-related elements of any L-TIP should be designed to give directors keen incentives to perform at the highest levels, and that grants under such schemes should be subject to performance criteria which are challenging and which reflect the company's objectives.

     Ideally, the L-TIP should use a methodology such as total shareholder return ("TSR"), coupled with a financial underpin such as growth in earnings per share ("EPS"). Performance should be benchmarked against an appropriate comparator group of companies and a graph of recent performance should be included. Awards should increase on a straight-line basis, with a maximum award only vesting for the very highest performance. As with share option schemes, there should be no award for below-median performance. Any beneficiary should be encouraged to retain any resultant shares for a suitable time.

     In all markets JPMF will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interestsof shareholders with the interests of the recipients.

11.  OTHERS

     11a. POISON PILLS
     Poison pills, or shareholder rights plans, are designed to give shareholders of a target company the right to purchase shares of the acquiring company, the target company, or both at a substantial discount from market value. These rights are exercisable once a predefined "triggering event" occurs, generally a hostile takeover offer or an outsider's acquisition of a certain percentage of stock. Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

     JPMF reviews such proposals on a case-by-case basis; however we will generally vote against such proposals and support proposals aimed at revoking existing plans.

     In reaching its voting position, the Committee has reviewed and continues to review current takeover events. However, it has concluded that there is no clear evidence that poison pills deter takeover offers or defeat takeover attempts, and are in fact sometimes used as tools to entrench management.

     11b. COMPOSITE RESOLUTIONS
     Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or "bundled" resolutions, depending on the context.

     11c. SOCIAL/ENVIRONMENTAL ISSUES
     The Committee reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless, from time to time, a company's response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered in determining our vote.

     Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMF's SRI policy.

     see Socially Responsible Investment (SRI).

     11d. CHARITABLE ISSUES
     Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

     11e. POLITICAL ISSUES
     JPMF does not normally support the use of shareholder funds for political donations, and would require the fullest explanation as to why this would be beneficial to shareholders.

12.  SHAREHOLDER ACTIVISM AND COMPANY ENGAGEMENT

     12a. ACTIVISM STATEMENT
     The Myners Review identified "shareholder activism" as an important part of the responsibilities of UK pension fund trustees and their investment managers and recommended that managers address the issue as follows:

     o    ensure managers have an explicit strategy on activism
     o    monitor the performance of investee companies
     o    intervene where necessary
     o    evaluate the impact of engagement activity
     o    report back to clients

     This approach was endorsed by the Institutional Shareholders' Committee ("ISC") in their response to Myners. Curiously, neither activism nor intervention is defined in the Myners Report and they are interpreted differently by different investors. At one extreme are those who deliberately set out to invest in underperforming companies with the aim of encouraging change. Such investors would expect to be involved in detailed discussions about management and policy and would expect to have significant influence on both. As effective insiders they are unlikely to be active traders of their position and will take a long-term view of the investment, regardless of market conditions. At the other extreme are those who regard activism as the simple process of voting their shareholding, with little or no regard for a company's governance policy or standards. They would argue that their clients' interests are best served by selling shares in underperforming companies. JPMF's approach is set out below.

     12b. ACTIVISM POLICY
          (i)   EXPLICIT STRATEGY -
                A clearly articulated policy has existed at JPMF for many years. Our primary aim is to protect our clients' interests. Thus, where appropriate, we will engage with companies in which client assets are invested if they fail to meet our requirements with regard to corporate governance and/or performance. The approach involves active discussion with company management and, if necessary, participation in action groups, but not direct involvement in management.

                Our strategy is explicitly based on the US Department of Labor's recommendations which are commended by Myners and which have been cited in every edition of our Voting Policy and Guidelines.

          (ii)  MONITOR PERFORMANCE -
                At JPMF, whilst we do seek to build a good understanding of the businesses in which we invest, we do not see ourselves in any way as management consultants. Our responsibility is to achieve our clients' investment objectives and, provided a company's potential is undiminished and it offers satisfactory prospective returns, we believe that we are most likely to meet these objectives retaining our holdings, meeting management, when appropriate and by considered voting at company meetings. In addition we increasingly find that we are consulted by companies on remuneration policy proposals. Of course, there are times when it is in the best interests of our clients to sell holdings in companies which we expect to perform badly and we absolutely reserve the right to do so.

          (iii) INTERVENE WHERE NECESSARY -
                As we have an active approach to proxy voting we do, in that sense, intervene frequently in company affairs and this causes us to vote against or abstain on resolutions at company meetings.

                Whenever we believe that it may be appropriate to vote against management, we speak with the company in order to ensure that they are fully informed of the reasons for the policy to which we are opposed and to give management an opportunity to amend that policy. The evidence is that by consistently seeking compliance with best practice we do, over time, influence company behaviour. On occasion, this has been best achieved by registering disapproval and abstaining whilst making it clear to management that unless policy changes within a year we shall vote against management in the following year. In this context we have found "vocal abstention" as a very potent form of activism.

                JPMF does not intervene directly in the management of companies. However, where a company has failed to meet our expectations in terms of revenue or profits growth and it is not clear what action is being taken to remedy the situation but we believe that the potential of the company still justifies retention in our clients' portfolios, we arrange to meet with senior management. On such occasions we expect management to explain what is being done to bring the business back on track, but if possible we try to avoid being made insiders as this constrains our ability to deal in the stock. In the small capitalisation end of the market, more aggressive intervention is more common, but still infrequent, as we may hold a significant percentage of a company's equity. In such circumstances we will frequently raise our concerns first with the company's brokers or advisers.

          (iv)  EVALUATE IMPACT
                No one to our knowledge has so far been able to measure directly and explicitly the benefits of good corporate governance. However, we remain convinced that a strong governance culture leads ultimately to a better business with above average growth and a better stock market rating. There is some evidence from the emerging markets that better governance leads to more effective capital markets and until recently investors' confidence in the Anglo-Saxon markets was supported by a belief in their strong governance culture.

                As investors we scrutinise companies' governance policies as a part of our investment research and take comfort from good governance. Thus, one measure of success is the extent to which our investment strategy achieves our clients' investment objectives. Where we have pushed for change, either in governance policies or in business strategy, we measure success by the extent that change is forthcoming and whether our clients benefit as a result.

                We are actively involved in a number of working parties and investor groups and our aim is to be at the forefront of developments in this area.

          (v)   REPORTING
                Reports detailing our engagement activity are available to clients on a quarterly basis.

13.  SOCIALLY RESPONSIBLE INVESTMENT ("SRI")

     13a. SRI STATEMENT
     From 3rd July 2000, trustees of occupational pension schemes in the UK have been required to disclose their policy on socially responsible investment in their Statement of Investment Principles.

     JPMF has had experience in tailoring portfolios to meet individual ethical requirements for over fifty years. We believe that we operate to the highest standards and that our SRI screens will meet or exceed the requirements of most clients. For pension fund clients, who are not permitted to exclude specific areas of investment from their portfolios, we have developed a number of strategies to positively target companies with superior social, ethical and environmental credentials.

     For institutional clients such as charitable foundations and endowments, where the legal framework for ethical and socially responsible investing is less restrictive, JPMF has substantial experience over a long period of time of managing ethically-constrained portfolios.

     This service is client-preference led and flexible, and forms part of our charitable sector specialist investment services.

     For clients who have not specified individual social or environmental criteria in their guidelines, these issues are still taken into account by analysts and portfolio managers as part of the overall stock selection process, and certain engagement activity is still undertaken by JPMF on their behalf. This is detailed in the following section.

     13b. SRI POLICY
     Where JPMF engages with companies on broader social, environmental and sustainability issues, we have adopted a positive engagement approach. Thus, specific assets or types of assets are not excluded on purely social, environmental or ethical criteria (unless specifically requested by clients). Rather, analysts take such issues into account as part of the mainstream analytical process. Where appropriate, JPMF will also engage with company management on specific issues at company one-to-one meetings. This engagement activity is then reported to clients at regular intervals.

     Where social or environmental issues are the subject of a proxy vote, JPMF will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

     In formulating our SRI policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a company in an extractive industry or the defence industry will not be automatically marked down because their sector is perceived as "unfriendly." Similarly, a company in a low-impact industry such as financial services will still be expected to have in place detailed policies and rigorous oversight of its environmental impact. JPMF is committed to improving standards of corporate social responsibility among all of the companies in which it invests its clients' assets as part of an inclusive positive engagement strategy.

     The current focus of this engagement process is on UK companies. However, social and environmental issues are taken into account for overseas companies on a wider basis where appropriate as described previously. It is anticipated that our SRI program will continue to expand both in terms of scope and market coverage as client demand and availability of suitable resources dictate.

PART IV: ASIA EX-JAPAN PROXY VOTING GUIDELINES

PART IV: ASIA EX-JAPAN PROXY VOTING GUIDELINES

 1. The client is the beneficial owner of all securities in a portfolio. As such the client is entitled to all benefits of ownership including the exercise of votes in the event of corporate actions.

 2. In the absence of specific client instructions, the investment manager is the party responsible for exercising the voting of proxies.

 3. JFAM, as investment managers, recognise that proxies have an economic value; the voting of proxies therefore represents a responsibility on JFAM as fiduciaries.

 4. The sole criterion for determining how to vote a proxy is always what is in the best interest of the client.

 5. For routine proxies (e.g., in respect of voting at AGMs) the house position is neither to vote in favour or against. For EGMs, however, where specific issues are put to a shareholder vote, these issues are analysed by the respective Country Specialist concerned. A decision is then made based on his/her judgement.

 6. Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JFAM pays particular attention to management's arguments for promoting the prospective change. The sole criterion in determining our voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.

 7. Corporate governance procedures differ among the countries. Proxy materials are generally mailed by the issuer to the subcustodian which holds the securities for the client in the country where the portfolio company is organised, but there may not be sufficient time for such materials to be transmitted to the investment manager in time for a vote to be cast. Many proxy statements are in foreign languages. In some countries proxy statements are not mailed at all. Voting is highly impractical (if not impossible) in locations where the deadline for voting is two to four days after the initial announcement that a vote is to be solicited or where voting is restricted to the beneficial owner. In short, because of the time constraints and local customs involved, it is not always possible for an investment manager to receive and review all proxy materials in connection with each item submitted for vote. The cost of voting is also an issue that we will consider in light of the expected benefit of the vote.

PART V: JAPAN PROXY VOTING GUIDELINES

PART V: JAPAN PROXY VOTING GUIDELINES

1.   NUMBER OF DIRECTORS
     To ensure a swift management decision-making process, the appropriate number of directors should be 20 or less.

2.   RELEASE OF DIRECTORS FROM LEGAL LIABILITY
     Vote against actions releasing a director from legal liability.

3.   DIRECTOR'S TENURE
     Director's tenure should be equal to/less than 1 year.

4.   DIRECTOR'S REMUNERATION
     Remuneration of directors should generally be determined by an independent committee.

5.   AUDIT FEES
     Audit fees must be at an appropriate level.

6.   CAPITAL INCREASE
     Capital increases will be judged on a case-by-case basis depending on its purpose. Vote against capital increases if the purpose is to defend against a takeover.

7.   BORROWING OF FUNDS
     Vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover.

8.   SHARE REPURCHASE PROGRAMS
     Vote in favor of share repurchase programs if it leads to an increase in the value of the company's shares.

9.   PAYOUT RATIO
     As a general rule, vote against any proposal for appropriation of profits which involves a payout ratio of less than 50% (after taking into account other forms of payouts to shareholders such as share repurchase programs) if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings.

10.  MERGERS/ACQUISITIONS
     Mergers and acquisitions must only be consummated at a price representing fair value.

11.  STOCK OPTIONS
     Stock option programs should generally be publicly disclosed. Programs which result in increases in remuneration despite declines in corporate earnings (such as through a downward adjustment of the exercise price) is generally not acceptable.

12.  POLITICAL CONTRIBUTIONS
     Do not approve any use of corporate funds for political activities.

13.  ENVIRONMENTAL/SOCIAL ISSUES
     Do not take into account environmental/social issues that do not affect the economic value of the company.

         Effective immediately, the following disclosure is added to the Statement of Additional Information as Appendix D:

            PROCEDURES FOR SHAREHOLDERS TO SUBMIT NOMINEE CANDIDATES

                           Effective February 19, 2004

A shareholder of a series of the Trust must follow the following procedures in order to submit properly a nominee recommendation for the Committee's consideration.

     1. The shareholder must submit any such recommendation (a "Shareholder Recommendation") in writing to the Trust, to the attention of the Clerk, at the address of the principal executive offices of the Trust. Once each quarter, if any Shareholder Recommendations have been received by the Clerk during the quarter, the Clerk will inform the Committee of the new Shareholder Recommendations. Because the Trust does not hold annual or other regular meetings of shareholders for the purpose of electing Trustees, the Committee will accept Shareholder Recommendations on a continuous basis.

     2. All Shareholder Recommendations properly submitted to the Trust will be held by the Clerk until such time as the Committee instructs the Clerk to discard a Shareholder Recommendation following a Trustee Consideration Meeting or an Interim Evaluation (each as defined below).

     3. At a meeting where the Committee convenes to consider candidates to fill Board vacancies or newly created Board positions (a "Trustee Consideration Meeting"), the Committee will consider each Shareholder Recommendation then held by the Clerk. Following a Trustee Consideration Meeting, the Committee may instruct the Clerk to discard any or all of the Shareholder Recommendations currently held by the Clerk.

     4. The Committee may, in its discretion and at any time, convene to conduct an evaluation of validly submitted Shareholder Recommendations (each such meeting, an "Interim Evaluation") for the purpose of determining which Shareholder Recommendations will be considered at the next Trustee Consideration Meeting. Following an Interim Evaluation, the Committee may instruct the Clerk to discard any or all of the Shareholder Recommendations currently held by the Clerk.

     5. The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, age, date of birth, business address, residence address and nationality of the person recommended by the shareholder (the "candidate"); (B) the number of shares of each series (and class, if appropriate) of the Trust owned of record or beneficially by the candidate, as reported to such shareholder by the candidate; (C) any other information regarding the candidate called for with respect to director nominees by paragraphs (a), (d), (e) and
          (f) of Item 401 of

          Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule
          14A) under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), adopted by the Securities and Exchange Commission (or the corresponding provisions of any regulation or rule subsequently adopted by the Securities and Exchange Commission or any successor agency applicable to the Trust); (D) any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with the election of Trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust (as defined in the Investment Company Act of 1940, as amended) and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the recommending shareholder's name as it appears on the Trust's books;
          (iv) the number of shares of each series (and class, if applicable) of the Trust owned beneficially and of record by the recommending shareholder; and (v) a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder. In addition, the Committee may require the candidate to furnish such other information as it may reasonably require or deem necessary to determine the eligibility of such candidate to serve on the Board or to satisfy applicable law.